UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2026

Date of Report (Date of earliest event reported)

bioAffinity Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41463	46-5211056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Nacogdoches Road

Suite 216

San Antonio, Texas 78257

(210) 698-5334

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.007 per share	BIAF	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase Common Stock	BIAFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2026 Annual Meeting (as defined below) of bioAffinity Technologies, Inc. (the “Company”), stockholders approved an amendment to the Company’s 2024 Equity Incentive Compensation Plan (the “2024 Plan”) to increase the number of shares of common stock, par value $0.007 per share (the “Common Stock”), reserved for issuance thereunder to 1,000,000 from 66,666 shares (the “Plan Amendment”).

The foregoing description of the Plan Amendment is qualified in its entirety by reference to the text of the Plan Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of the Company held on April 30, 2026, the Company’s stockholders voted on ten proposals, each of which is listed below and described in more detail in the Company’s Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on March 16, 2026. With respect to each proposal, holders of the Company’s Common Stock were entitled to cast one vote per share of Common Stock held as of the close of business on the record date of March 13, 2026 (the “Record Date”). On the Record Date there were 4,498,675 shares of the Company’s Common Stock issued and outstanding and entitled to vote at the 2026 Annual Meeting.

The following are the final results of voting on each of the proposals presented at the 2026 Annual Meeting:

Proposal No. 1: Election of Directors

The stockholders elected each of the six director nominees to serve on the Company’s board of directors until the 2027 Annual Meeting of Stockholders and until such director’s successor has been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Maria Zannes, JD	409,762	43,895	1,264,352
Steven Girgenti	409,803	43,854	1,264,352
Peter Knight	409,630	44,027	1,264,352
Jamie Platt, PhD	412,154	41,503	1,264,352
Roberto Rios	409,707	43,950	1,264,352
John J. Oppenheimer, MD	409,883	43,774	1,264,352

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,496,349	90,879	130,781	-

Proposal No. 3: Warrant Exercise Proposal

The stockholders approved the issuance of up to an aggregate of 271,500 shares of Common Stock upon the exercise of (i) 223,831 shares of Common Stock issuable upon exercise of Common Stock purchase warrants issued in connection with the private placement offering that closed on August 14, 2025 (the “August 2025 Common Warrants”), (ii) 47,669 shares of Common Stock issuable upon exercise of Common Stock purchase warrants issued in connection with the warrant inducement transaction that closed on August 14, 2025 (the “August 2025 Inducement Warrants”, together the August 2025 Common Warrants and the Inducement Warrants, the “August 2025 Warrants”), respectively, that may be equal to or exceed 20% of Common Stock outstanding before such offering.

Votes For	Votes Against	Abstentions	Broker Non-Votes
349,023	96,738	7,896	1,264,352

Proposal No. 4: Warrant Anti-Dilution Adjustment Proposal

The stockholders approved an anti-dilution provision of the August 2025 Warrants and the reduction in the exercise price of the August 2025 Warrants (subject to a floor price of $4.50 per share) and corresponding increase in the number of shares issuable upon exercise thereof up to an aggregate maximum of 365,620 shares of Common Stock, resulting from the triggering of such anti-dilution provision.

Votes For	Votes Against	Abstentions	Broker Non-Votes
349,847	96,500	7,310	1,264,352

Proposal No. 5: Series B Anti-Dilution Adjustment Proposal

The stockholders approved an anti-dilution provision of the Series B Preferred Stock and the reduction in the exercise price of the Series B Preferred Stock (subject to a floor price of $3.00 per share) and corresponding increase in the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock thereof up to an aggregate of 131,884 shares of Common Stock, resulting from the triggering of such anti-dilution provision.

Votes For	Votes Against	Abstentions	Broker Non-Votes
347,609	98,645	7,403	1,264,352

Proposal No. 6: Plan Amendment Proposal

The stockholders approved an amendment to the 2024 Plan to increase the number of shares of Common Stock reserved for issuance thereunder to 1,000,000 shares from 66,666 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
318,231	131,076	4,350	1,264,352

Proposal No. 7: Offering Proposal

The stockholders authorized the issuance of securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d).

Votes For	Votes Against	Abstentions	Broker Non-Votes
324,423	123,864	5,370	1,264,352

Proposal No. 8: Change of Control Proposal

The stockholders approved any change in control under Nasdaq Marketplace Rule 5635(d) that may result from the potential issuance of securities in the non-public offerings.

Votes For	Votes Against	Abstentions	Broker Non-Votes
332,920	116,278	4,459	1,264,352

Proposal No. 9: Reverse Stock Split Proposal

The stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended, at the discretion of the Company’s board of directors, to effect a reverse stock split with respect to the Company’s issued and outstanding shares of Common Stock, as well as stock held by the Company as treasury shares, at a ratio of 1-for-2 to 1-for-250 (the “Range”), with the ratio within such Range to be determined at the discretion of the Company’s board of directors and included in a public announcement, subject to the authority of the Company’s board of directors to abandon such amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,211,478	491,041	15,490	-

Proposal No. 10: Adjournment Proposal

The stockholders approved the adjournment of the 2026 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 3, Proposal No. 4, Proposal No. 5, Proposal No. 6, Proposal No. 7, Proposal No. 8, and/or Proposal No. 9. However, such an adjournment was not necessary in light of the approval of Proposal Nos. 3, 4, 5, 6, 7, 8 and 9 at the 2026 Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,228,944	468,211	20,854	-

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	First Amendment to bioAffinity Technologies, Inc. 2024 Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bioAffinity Technologies, Inc.

Dated: April 30, 2026	By:	/s/ Maria Zannes
Maria Zannes
President and Chief Executive Officer